SCHEDULE 14A INFORMATION

                 Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        FIRST COMMUNITY BANCSHARES, INC.
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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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         pursuant to Exchange Act Rule 0-11 (set forth the amount on which the
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[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    (1)  Amount Previously Paid:

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

                        FIRST COMMUNITY BANCSHARES, INC.
                                210 East Harriman
                             Bargersville, IN 46106
                                 (317) 422-5171


                                    NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                                  May 19, 1999

The Annual Meeting of Shareholders of FIRST COMMUNITY BANCSHARES, INC., (the "Company"), will be held at the Comfort Inn, 150 FDR Drive, North Vernon, Indiana, on May 19, 1999, at 10:00 a.m., local time, for the following purposes:

1. To elect two directors to serve three year terms expiring in 2002 or until a successor is elected and qualified.

2. To transact such other business as may properly come before the meeting or any adjournment thereof.

Shareholders of record at the close of business on March 18, 1999 will be entitled to vote at the meeting.

                                            By Order of the Board of Directors

                                            /s/ Frank D. Neese
                                            ---------------------------
                                            Frank D. Neese, Secretary
Bargersville, Indiana
April 22,1999



            Your Vote is Important! Please mail your Proxy Promptly
            *******************************************************
In order that there may be proper representation at the meeting, you are urged to sign, date and return the enclosed proxy in the envelope provided.
              No postage required if mailed in the United States.

                                 PROXY STATEMENT

                                     General

         The accompanying proxy is solicited by the Board of Directors of First Community Bancshares, Inc., an Indiana corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held on May 19, 1999, at 10:00 a.m., local time, or at any adjournment thereof. The meeting will be held at the Comfort Inn, 150 FDR Drive, North Vernon, Indiana. At the meeting, only shareholders of record at the close of business on March 18, 1999 will be entitled to vote (the "Record Date"). On that date, the Company's outstanding capital stock consisted of 1,021,913 shares of no par value Common Stock.

         The Company is a one bank holding company which owns First Community Bank and Trust ("First Community") and First Community Real Estate Management ("FCREM").

         This Proxy Statement and form of proxy are first being mailed or given to shareholders on or about April 22, 1999, together with the Company's 1998 Annual Report to Shareholders and the Form 10-K for the fiscal year ended December 31, 1998.

Voting and Solicitation

         Each shareholder is entitled to one vote for each share of Common Stock held on the Record date on all matters presented at the meeting.

         The cost of soliciting of proxies will be borne by the Company. The Company may also reimburse brokerage houses and other custodians, nominees and fiduciaries for their expenses incurred in forwarding solicitation materials to the beneficial owners of shares held of record by such persons. It is contemplated that proxies will be solicited principally through the mail, but directors, officers and employees of the Company may, without additional compensation, solicit proxies personally or by telephone, telegraph or special letter.

Revocability of Proxies

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to Albert R. Jackson, III, Assistant Secretary of the Company, a written notice of revocation or a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

Quorum

         The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR," "AGAINST" or "WITHHELD FROM" a matter are treated as being present at the meeting for purposes of establishing a quorum.

Shares Held in Trust

         The Trust department of First Community held 70,956 shares of the Company's common stock in regular, nominee and street name accounts on March 18, 1999 constituting 6.94% of the Company's outstanding shares. Where authorized by law or the governing instrument, those shares will be voted FOR the election of Director(s) set forth herein.

Persons Making the Solicitation

         This proxy solicitation is made by the Company. All costs associated with this solicitation will be borne by the Company.


                                 Stock Ownership
                          of Certain Beneficial Owners
                                 and Management

         The following table sets forth certain information regarding the Company's Common Stock beneficially owned as of March 31, 1999 by (i) each person known by the Company to beneficially own more than 5% of the Company's Common Stock; (ii) each director or director nominee of the Company; (iii) each of the executive officers of the Company named in the Summary Compensation Table and (iv) all directors and executive officers of the Company as a group:


                                              Shares Beneficially Owned
      Name and Address                        Number             Percent
      ----------------                        ------             -------
Albert R. Jackson, III                      22,648(1)               2.2%

Albert R. Jackson, Jr.                      15,693(2)               1.5%

Linda J. Janesik                             1,000(3)               *

Eugene W. Morris                            25,366(4)               2.4%

Merrill M. Wesemann, M.D.                   97,709(5)               9.4%
251 E Jefferson Street
Franklin, Indiana  46131

Roy Martin Umbarger                         34,359(6)               3.3%


Frank D. Neese                             108,744(7)              10.2%
320 North Meridian Street
Indianapolis, Indiana 46204


All Officers, Nominees and Directors as a  303,157                 26.7%
group ( 7 persons)
-------------------------
* Denotes less than 1%.

(1) Includes 2,362 shares held jointly with his father, brother and sister as to which he disclaims voting and dispositive power, currently exercisable options for 7,500 shares granted under the 1996 Stock Option Plan and a Convertible Note currently convertible into 909 shares. Mr. Jackson, III is the son of Mr. Jackson, Jr.

(2) Includes 2,362 shares held jointly with two sons and a daughter, 635 shares owned by Mr. Jackson's spouse, curently exercisable options for 2,050 shares granted under the 1996 Stock Option Plan and, Convertible Notes currently convertible into 5,454 shares, and a Convertible Note owned by his spouse currently convertible into 909 shares. Mr. Jackson, Jr. is the father of Mr. Jackson, III.

(3) Includes currently exercisable options for 1,000 shares granted under the 1996 Stock Option Plan.

(4) Includes currently exercisable options for 15,420 shares granted under the 1992 Stock Option Plan, curently exercisable options for 2,050 shares granted under the 1996 Stock Option Plan, and a Convertible Note currently convertible into 909 shares.

(5) Includes 8,087 shares owned by Dr. Wesemann's spouse, currently exercisable options for 15,420 shares granted under the 1992 Stock Option Plan, and currently exercisable options for 2,050 shares granted under the 1996 Stock Option Plan, Convertible Notes currently convertible into 3,636 shares, and a Convertible Note owned by his spouse currently convertible into 909 shares.

(6) Includes 1,365 owned by Mr. Umbarger's spouse, 721 shares owned as a joint-tenant with a minor son, 656 shares owned by his minor son, 32 shares owned by his spouse jointly with her daughter, currently exercisable options for 2,050 shares granted under the 1996 Stock Option Plan and Convertible Notes currently convertible into 4,545 shares.

(7) Includes curently exercisable options for 2,050 shares granted under the 1996 Stock Option Plan and Convertible Notes currently convertible into 45,454 shares.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, executive officers and beneficial owners of more than 10% of the Company's Common Stock to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. A copy of such reports must be sent to the Company.

         Based solely on its review of the copies of such reports received by it, or written representations from reporting persons, the Company believes that during the year ended December 31, 1998, its executive officers, directors and holders of more than 10% of the Company's Common Stock complied with all Section 16(a) filing requirements, except that Eugene Morris, Albert R. Jackson, Jr., and Albert R. Jackson, III each filed a late Form 4 for the 5% stock dividend and Roy Martin Umbarger filed an Amended Form 3 and as a consequence filed Amended Form 4's and an Amended Form 5 to reflect his original holdings.

                              Election of Directors

         The following persons have been nominated as a director of the Company for a three year term expiring at the annual meeting to be held in 2002. The proxy holders named in the accompanying proxy intend, unless authorization to do so is withheld, to vote FOR the election of such persons. In the event any nominee is unavailable for election, which is not currently anticipated, the Proxy holders may vote in accordance with their judgment for the election of substitute nominees designated by the Board.

         To be elected as a director, each nominee must receive the favorable vote of a plurality of the shares represented and entitled to be voted at the Annual Meeting. That is to say, a nominee must receive more favorable than unfavorable votes. Abstentions and broker non-votes are counted for purposes of determining whether a quorum is present but will have no effect on the election of directors. The persons named in the enclosed form of Proxy, unless otherwise directed therein, intend to vote such Proxy FOR the election of the nominees named below as director for the specified term. If the nominees become unavailable for any reason, the persons named in the form of Proxy are expected to consult with management of the Company in voting the shares represented by them. Management has no reason to doubt the availability of the nominees to serve and no reason to believe that the nominees will be unavailable or unwilling to serve if elected to office. To the best of management's knowledge, the nominees intend to serve the term for which election is sought. Cumulative voting is not permitted by the Articles of Incorporation of the Company.

         The Board of Directors recommends that the shareholders vote "FOR" the election of Frank D. Neese and Roy Martin Umbarger as directors of the Company.

The following table sets forth information concerning the nominees for director.

                                                             Director   Term To
Name                    Age     Principal Occupation          Since      Expire
----                    ---     --------------------          -----      ------

Frank D. Neese           60     Investment Banker              1996        1999

Roy Martin Umbarger      52     President, Roy Umbarger &      1996        1999
                                Sons, Inc.

Nominated Directors

         Frank D. Neese has been President of Indiana Securities, LLC, a registered broker-dealer and an investment banking firm, since January 1, 1998. Mr. Neese served as Senior Vice President of Traub and Company a registered broker-dealer from 1979 until December 31, 1997. Mr. Neese has served as a financial advisor to First Community since 1991. Mr. Neese's current term as a Director of the Company expires at the 1999 Annual Meeting. Mr. Neese is secretary and a director of First Community. Mr. Neese also serves as President of the Pines of Deerfield, a privately held real estate development company.

         Roy Martin Umbarger has been the President and co-owner of Roy Umbarger & Sons, Inc., a feed mill, grain elevator and fertilizer distributor located in Bargersville, Indiana, since 1986. Mr. Umbarger received a degree in Business Marketing from the University of Evansville and is a lifetime resident of Johnson County. Mr. Umbarger is a 29 year member of the Indiana Army National Guard and is currently Commanding General of the 76th Infantry Brigade (Separate). He holds the rank of Brigadier General. Mr. Umbarger's current term as a Director of the Company expires at the 1999 Annual Meeting. Roy Martin Umbarger is the son-in-law of Eugene W. Morris.

Continuing Directors whose terms are not expiring are:

       Name                Age         Principal Occupation        Director Since   Term to Expire
       ----                ---         --------------------        --------------   --------------
Albert R. Jackson, Jr.      64        Retired Bank President             1997             2001

Eugene W. Morris            73        President of Farmers -Mutual       1991             2001
                                      Fire Insurance

                                       5

       Name                Age         Principal Occupation        Director Since   Term to Expire
       ----                ---         --------------------        --------------   --------------
Merrill M. Wesemann, M.D.   64        Chairman of Board                  1991             2000
                                      Physician

Albert R. Jackson, III      38        President & CEO   First            1997             2000
                                      Community Bank & Trust



Continuing Directors

         Merrill M. Wesemann, M.D. was a Director of Bargersville Federal Savings Bank ("Bargersville") from January 1979 until completion of the acquisition of Bargersville by the Company. Dr. Wesemann is on the Board of Directors of First Community and has been a Director of the Company since August 1991. Dr. Wesemann has practiced medicine since 1961 and is a past Treasurer of the Indiana State Medical Association. Dr. Wesemann's current term as a Director of the Company expires at the 2000 Annual Meeting.

         Albert R. Jackson, III has been CEO for both First Community and the Company since 1996 and President of First Community since 1994. He is also on the Board of Directors of First Community. Before that he was Senior Vice president of National City Bank. Mr. Jackson has also served as Senior Vice President and cashier of the Seymour National Bank & Trust Company and as Vice President for First National Bank of North Vernon, Indiana and as Treasurer and Chief Financial Officer of that bank's holding company, North Vernon 1st Financial Corporation. Mr. Jackson's current term as a Director of the Company expires at the 2000 Annual Meeting. He is the son of Albert R. Jackson, Jr.

         Albert R. Jackson, Jr. was the President of First National Bank of North Vernon, Indiana from 1971 to 1989 and a Senior Excutive Vice President of The Seymour National Bank of Seymour, Indiana from 1989 to his retirement in 1994. Mr Jackson was appointed as a director in May 1997 and is the father of Albert R. Jackson, III.

         Eugene W. Morris was a director of Bargersville from October 1974, and was Vice Chairman of the Board of Directors from January 1988 until Bargersville was acquired by the Company. Mr. Morris is currently President of the Company and has been a board member since August 1991. Mr. Morris is also on the Board of Directors of First Community. Mr. Morris is currently self-employed as a farmer and also serves as President of Farmers-Mutual Fire Insurance Company of Johnson and Shelby Counties, a mutual casualty and property insuance company. Mr. Morris'current term as a Director of the Company expires at the 2001 Annual Meeting. Eugene W. Morris is the father-in-law of Roy Martin Umbarger.

Meetings and Committees of the Board of Directors

         For the calendar year 1998, the Board of Directors of the Company met four (4) times and all Directors attended all of the meetings.

         The Board of Directors of the Company has the authority to appoint various committees. The Company does not currently have standing audit, nominating or compensation committees of the Board of Directors. However, First Community maintains several committees including a compensation committee. All employees are compensated by First Community rather than the Company.

Other Information

         See also "Stock Ownership of Certain Beneficial Owners and Management."

Director Compensation

         A. Cash Compensation. None of the Directors of the Company were compensated for service as members of the Board of Directors or any committee of the Board. However, all Directors of the Company were also Directors of First Community for the fiscal year ended December 31, 1998, and cash compensation for non-employee Directors of First Community was $1,000 per month. The Chairman's compensation was $1,150 per month for 1998. First Community also provides each of First Community's Directors with Directors' and Officers' liability insurance.

         Directors are also reimbursed for reasonable expenses incurred in attending Board and committee meetings. Directors otherwise employed by the Company or First Community are not separately compensated for serving as a director.

         B. Options. The 1992 Stock Option Plan (the "1992 Plan") was adopted by the Board of Directors on January 1, 1992 and amended and restated by the Board on February 15, 1993 and May 15, 1995. The shareholders approved an amendment to the 1992 Plan on May 15, 1996. All of the 66,771 shares allocated for issuance pursuant to the Plan have been granted. 20,510 shares were exercised in 1996 and 15,420 shares expired in 1997 were reinstated and susequently exercised in 1998. The Plan is designed to promote the interests of the Company by providing an increased opportunity for directors to acquire an investment in the Company, thereby maintaining and strengthening their desire to remain with the Company's Board of Directors and align their interests and efforts with those of the shareholders.

         The Company has granted options to purchase 15,420 shares of Common Stock each to Dr. Wesemann and Eugene Morris with exercise prices of $5.54 per share. All options vested at the time of grant and expire ten years after the date of grant or ninety (90) days after the date the optionee terminates his performance of services for the Company, if earlier.

         The number of shares available under the 1992 Plan and the amount and exercise price of options granted are subject to adjustment in the event of a combination, merger, reorganization, stock split, stock dividend or similar event affecting the Common Stock. If any options under the 1992 Plan are surrendered before exercise or lapse without exercise, in whole or in part, the shares reserved for grant will revert to the status of available shares. The 1992 Plan shall terminate ten years from the date of its adoption and no further options shall thereafter be granted thereunder.

         Options granted to non-employee directors under the 1992 Plan are not intended to constitute "incentive stock options" within the meaning of Section 422A of the Internal Revenue Code. Optionees generally will not be subject to federal income taxation at the time the options are granted. Taxable income will be recognized by optionees upon the exercise of an option in the amount of the difference between the exercise price paid and the market value of the shares received at the time of exercise or the date restrictions on the sale of such shares lapse. An optionee's basis in the shares received upon the exercise of an option is equal to the exercise price paid, plus the amount of ordinary income recognized upon such exercise. The Company will be entitled to a tax deduction equal to the amount of income recognized by the optionees.

         On May 15, 1996, the shareholders approved the creation of the 1996 Stock Option Plan (the "1996 Plan") for the issuance of 105,000 shares of Common Stock. The 1996 Plan provides, among other things, that nonstatutory options shall be automatically granted to outside directors on a yearly basis in order to provide an incentive to outside Directors of the Company, which grants generally have a term of ten years from the date of grant and are execisiable only during the time the optionee remains a director or within one year thereafter (but not beyond expiration of the option term).

         The 1996 Plan provides for adjustment of the number of shares and exercise price of options in certain events.

         The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant holding an incentive stock plan but is entitled to a deduction for amounts taxed as income to holders of nonstatutory stock options.

         The Company has granted options under the 1996 Plan to purchase 1,050 shares and 1,000 shares of common stock each to Dr. Wesemann, Eugene Morris, Frank Neese, Albert R. Jackson, Jr., and Roy Martin Umbarger with an exercise price of $11.43 and $11.00 per share, respectively. In February 1998 and 1999, the Board granted an option to purchase 5,000 shares and 2,500 shares of common stock to Albert R. Jackson, III with an exersice price of $11.50 and $9.125 per share, resepctively and an aggregate of 6,000 shares and 3,000 shares to three
(3) other officers with an exercise price of $11.50 and $9.125 per share, respectively. During 1998, an option to purchase 2000 shares with an exercise price of $11.50 per share expired. All options vested at the time of grant and expire ten years after the date of grant or up to one (1) year after the date the optionee terminates his or her performance of services for the Company, if earlier.

                                   Management

Name                         Age                  Position
----                         ---                  --------
Albert R. Jackson, III        38         CEO & President of First Community
Linda J. Janesik              43         Vice President, Treasurer & CFO

Albert R. Jackson, III is also a director of the Company and information concerning Mr. Jackson is at page 7.

Ms. Janesik has been Vice President, Treasurer and CFO of the Company and Senior Vice President, Cashier and CFO of First Community since September 1998. Ms. Janesik came to First Community with over twenty years experience in corporate finance. She has held the title of Senior Auditor with the accounting firm of Ernst & Young from 1978 to 1983, where she specialized in auditing financial institutions. Ms. Janesik also served as Internal Audit Manager from 1988 to 1992 and Audit Services Director from 1992 to 1997 for Methodist Hospital of Indiana, Inc. Ms. Janesik's most recent position was that of Executive Director from 1997 to 1998 of the Methodist Research Institute, Inc. Ms. Janesik served on the Board of Directors of Methodist Federal Credit Union for 15 years.

                             Executive Compensation

         The following Summary Compensation Table below shows the compensation for the last three years of the Chief Executive Officer as of December 31, 1998 for services in all capacities to the Company and its subsidiares. No executive officers received compensation above the reportable threshold of $100,000 during the years covered by this table.

                           Summary Compensation Table

                                                            Long Term Compensation
                                                            ----------------------
                      Annual Compensation                              Awards             Payouts
                      -------------------                              ------             -------
   (a)                     (b)       (c)         (d)       (e)           (f)          (g)         (h)         (i)
                                                          Other                    Securities                 All
Name and                                                  Annual     Restricted    Underlying                Other
Principal                                                 Compen-      Stock        Options/      LTIP       Compen-
Position                   Year    Salary($)   Bonus($)   sation     Award(s)($)    SARs (#)   Payout ($)   sation(1)
---------                  ----    ---------   --------   -------    -----------   ----------  ----------   ---------
Albert R. Jackson, III(2)  1998      83,825        -0-                                5,000                    1,417
CEO

Albert R. Jackson, III     1997      67,500        -0-                                  -0-                      697

Albert R. Jackson, III     1996      62,293      5,000                                  -0-                      661

--------------
(1) Contribution by the Company to the executive's 401(k) plan.

(2) In 1994, Mr. Jackson became the President of First Community. In March 1996, Mr. Jackson also became the Chief Executive Officer and Chief Financial Officer of the Company. In 1998 Mr. Jackson also become President and CEO of FCREM, and ceased to be CFO of the Company.

Life Insurance Plan

         The company pays the premiums on a group term life insurance policy for all regular full-time employees who have worked for the Company for 90 days. The amount of coverage under this plan is $50,000.

                     Option/Sar Grants In Last Fiscal Year

Individual Grants

         The following table sets forth information with repect to options granted during the last fiscal year to the officer named in the Summary Compensation Tables.

                     Options/SAR Grants in Last Fiscal Year

                                                                      Potential Relizable
                                                                      Value at Assumed
                                                                      Annual Rates of            Alternative
                                                                      Stock Price                to (f) and (g):
                                                                      Appreciation for           Grant Value
           Individual Grants                                          Option Term                Value
----------------------------------------------------------------------------------------------------------------
  (a)                      (b)          (c)           (d)        (e)        (f)       (g)       (h)
                                      % of
                        Number of     Total
                        Securities    Options/SARs
                        Underlying    Granted       Exercise
                        Options/      to            or                                           Grant
                        SARs          Employees     Base                                         Date
                        Granted       in Fiscal     Price      Expiration                        Present
Name                       (#)        Year          ($/Sh)        Date        5% ($)   10% ($)   Value $
-----                   ----------    -----------   --------  -------------   ------   -------   -------
Albert R. Jackson, III      5,000           45%      $11.50   February 2008  $36,150  $129,800

              Aggregated Option/SAR Exercises in Last Fiscal Year
                          and FY-End Option/SAR Values

(a)                         (b)            (c)           (d)                 (e)

                                                      Number of
                                                      Securities         Value of
                                                      Underlying         Unexercised
                                                      Unexercised        In-the-Money
                                                      Options/SAR's      Options/SARs
                                                      At FY-End (#)      at FY-End ($)



                         Shares
                         Acquired on    Value          Exercisable/      Exercisable/
Name                     Exercise (#)   Realized ($)   Unexercisable     Unexercisable
----                     ------------   ------------   -------------     -------------
Albert R. Jackson, III         -0-            -0-         5,000/-0-

                    Stockholder Proposals to Be Presented At
                            the Next Annual Meeting

         Proposals of stockholders intended to be presented at the next Annual Meeting of Stockholders of the Company (i) must be received by the Company 210 East Harriman Bargersville, IN 46106 (317) 882-5277 no later than December 31, 1999 and (ii) must satisfy the conditions established by the Securities and Exchange Commission for stockholder proposals to be included in the Company's Proxy Statement for that meeting.

                     Relationship With Independent Auditors

         Olive LLP ("Olive"), an independent certified public accounting firm, has audited the accounts of the Company since 1993 and has provided the Company with other services. The Company has chosen Olive as auditor for the current year. Representatives of the firm will attend the Annual Meeting and have the opportunity to make a statement if they desire, and will also be available to answer appropriate questions.

                                 Other Business

         At this time management knows of no other matters that may be brought before the meeting. However, if any other matters are properly brought before the meeting, the proxy holders named in the accompanying proxy intend to vote the proxies on such matters in accordance with their best judgment.

                                   Form 10-K

         The Company has forwarded to all shareholders a copy of the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 1998, as filed with the Securities and Exchange Commission, including the financial statements and schedules which is also the annual report to shareholders. Such report was filed with the Securities and Exchange Commission on March 31, 1999. An additional copy maybe obtained free of charge by contacting Albert R. Jackson, III, First Community Bancshares, Inc., P.O. 767, Greenwood, IN 46142, Telephone 317-882-5277.

         Please date, sign and return the enclosed Proxy at your earliest convenience in the enclosed envelope. No postage is required for mailing in the United States. A prompt return of your Proxy will be appreciated, as it will save the expense of further mailings.

                                           By Order of the Board of Directors
                                           April 22, 1999

                        FIRST COMMUNITY BANCSHARES, INC.
                             Bargersville, Indiana
               REVOCABLE PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                                  May 19, 1999
                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints as proxies, Merrill M. Wesemann, M.D. and Eugene W. Morris or either of them, with full power of substitution to vote all shares of common stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders of First Community Bancshares, Inc., to be held at Comfort Inn, 150 FDR Drive, North Vernon, Indiana, at 10:00 A.M., local time, on May 19, 1999, and adjournments thereof, upon the following matter:

                                                Authority to Vote

                                            For     Against     Abstain

1.   Election of Two Directors
     Nominees are:

     Frank D. Neese                         [ ]       [ ]        [ ]


     Roy Martin Umbarger                    [ ]       [ ]        [ ]


THIS PROXY WILL BE VOTED FOR THE ABOVE PROPOSAL UNLESS A CONTRARY DIRECTION IS GIVEN.

         Should the undersigned be present and elect to vote at said Meeting or any adjournment thereof and, after notification to the Secretary of First Community Bancshares, Inc. at said Meeting of the shareholder's decision to terminate this Proxy, then the power of said attorneys-in fact or agents shall be deemed terminated and of no further force and effect.

         Please sign below exactly as your name appears on your stock certificate. When signing as attorney, corporate officer or fiduciary, please give full title as such. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and the Proxy Statement dated April 21, 1999 prior to the execution of this Proxy.

                PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY



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         SIGNATURE                                                DATE

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         SIGNATURE


Your signature must be exactly as your name appears in your stock certificate(s). When signing as attorney-in-fact, executor, administrator, trustee, guardian or corporate officer, please give full title as such.